UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2017

IHEARTMEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53354	26-0241222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20880 Stone Oak Pkwy.

San Antonio, Texas 78258

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

200 East Basse Road, Suite 100

San Antonio, Texas 78209

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On September 28, 2017, iHeartCommunications, Inc. (“iHeartCommunications”), an indirect subsidiary of iHeartMedia, Inc. (“iHeartMedia”), issued a press release announcing that it has extended the expiration time and withdrawal deadline in the previously announced exchange offers (the “Notes Exchange Offers”) that were launched on March 15, 2017 to exchange certain series of its outstanding debt securities (the “Existing Notes”) for new securities of iHeartCommunications, iHeartMedia, and CC Outdoor Holdings, Inc. and concurrent consent solicitations with respect to the terms of the Existing Notes.

On September 28, 2017, iHeartCommunications also issued a press release announcing that it has extended the deadline for participation in the previously announced offers (the “Term Loan Offers”) that were launched on March 15, 2017 to amend its outstanding Term Loan D and Term Loan E borrowings under its senior secured credit facility.

A copy of the press release announcing the extension of the Notes Exchange Offers is attached hereto as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

A copy of the press release announcing the extension of the Term Loan Offers is attached hereto as Exhibit 99.2 and is incorporated in this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following documents are furnished herewith:

Exhibit No.	Description

99.1	Press Release issued by iHeartCommunications, Inc., dated September 28, 2017, announcing the extension of the Notes Exchange Offers (Incorporated by reference to Exhibit 99.1 to iHeartCommunications, Inc.’s Current Report on Form 8-K filed September 28, 2017).

99.2	Press Release issued by iHeartCommunications, Inc., dated September 28, 2017, announcing the extension of the Term Loan Offers (Incorporated by reference to Exhibit 99.2 to iHeartCommunications, Inc.’s Current Report on Form 8-K filed September 28, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHEARTMEDIA, INC.

Date: September 28, 2017	By:	/s/ Lauren E. Dean
Lauren E. Dean
Vice President, Associate General Counsel and Assistant Secretary